UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie,

MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Board Composition

On October 1, 2024, the following changes occurred in the composition of OneMedNet Corporation’s (the “Company’s”) Board of Directors (the “Board”) and Board committees.

●	Departure of Directors: Paul Casey and Erkan Akyuz resigned from the Board, effective immediately. Mr. Casey and Mr. Akyuz also each resigned from the Compensation Committee of the Board (the “Compensation Committee”). Mr. Casey’s and Mr. Akyuz’s resignations were not due to any disagreement with the Company on any matter, including any matter relating to its accounting, operations, policies or practices. The Company is grateful for both Mr. Casey’s and Mr. Akyuz’s service to the Company and the Board.

●	Election of New Class II Director: The Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), elected Jair Clarke to the Board as a Class II Director, effective immediately, to fill the vacancy created by Mr. Akyuz’s resignation. Mr. Clarke will serve until his successor has been elected and qualified at the Company’s 2025 Annual Meeting of Stockholders. Mr. Clarke’s biographical information is included in the Company’s press release filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The Board affirmatively determined that Mr. Clarke qualifies as an “independent director” under the NASDAQ listing requirements and meets the heightened standards of independence for audit committee membership and compensation committee membership under the applicable rules of the Securities and Exchange Commission (the “SEC”). The Board appointed Mr. Clarke to serve on the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee.

●	Election of New Class III Director: The Board, upon the recommendation of the Nominating and Corporate Governance Committee, elected Sherry Coonse McCraw to the Board as a Class III Director, effective immediately, to fill the vacancy created by Mr. Casey’s resignation. Ms. Coonse McCraw will serve as a director until her successor has been elected and qualified at the Company’s 2026 Annual Meeting of Stockholders. Ms. Coonse McCraw’s biographical information is included in the Company’s press release filed as Exhibit 99.1 to this Current Report.

The Board affirmatively determined that Ms. Coonse McCraw qualifies as an “independent director” under the NASDAQ listing requirements and meets the heightened standards of independence for audit committee membership under the applicable rules of the SEC. The Board also determined that Ms. Coonse McCraw qualifies as an “audit committee financial expert” under the criteria set forth in Item 407(d)(5) of Regulation S-K. The Board appointed Ms. Coonse McCraw to serve as the Chair of the Audit Committee.

●	Arrangements with New Directors: As a non-employee director of the Company, each of Ms. Coonse McCraw and Mr. Clarke will be compensated according to the Company’s non-employee director compensation practices. This compensation consists of the 2024 grant of 45,000 restricted stock units (“RSUs”) to each director for one full year of service (pro-rated for 2024). The RSUs will vest at the end of December 2024. In addition, the Company will enter into an indemnity agreement with each of Ms. Coonse McCraw and Mr. Clarke in the same form as previously entered into by the Company with its other non-management directors.

There are no family relationships between either Mr. Clarke or Ms. Coonse McCraw, on the one hand, and any other director or executive officer of the Company, on the other hand. There are no arrangements or understandings between either Mr. Clarke or Ms. Coonse McCraw, on the one hand, and any other person, on the other hand, in each case, pursuant to which either Mr. Clarke or Ms. Coonse McCraw was appointed to serve on the Board and none are currently proposed that would require disclosure under Item 404(a) of Regulation S-K.

Changes to Board Committee Composition

On October 1, 2024, the Board approved the following committee appointments in connection with the resignations of Mr. Casey and Mr. Akyuz and appointments of Mr. Clarke and Ms. Coonse McCraw:

●	Audit Committee: Ms. Coonse McCraw (Chair), Mr. Clarke, Dr. Thomas Kosasa;

●	Compensation Committee: Andy Zeinfeld (Chair), Mr. Clarke; and

●	Nominating & Corporate Governance Committee: Eric Casaburi (Chair), Andy Zeinfeld.

In connection with these committee appointments, the Board affirmatively determined that each of Dr. Kosasa, Mr. Zeinfeld and Mr. Casaburi also qualifies as an “independent director” under the NASDAQ listing requirements, that Dr. Kosasa meets the heightened standards of independence for audit committee membership under the applicable rules of the SEC and that Mr. Zeinfeld meets the heightened standards of independence for compensation committee membership under the applicable rules of the SEC.

Compensation of Executive Chair & Chief Medical Officer

On October 1, 2024, the Company entered into a restricted stock unit award agreement with Dr. Jeffrey Yu, the Company’s Executive Chair, Vice President and Chief Medical Officer (the “RSU Agreement”), pursuant to which Dr. Yu received a grant of 230,769 RSUs (the “RSU Award”). The RSU Award was recommended and approved by the Compensation Committee and by the vote of the disinterested members of the Board based on, among other items, the responsibilities of Dr. Yu as both the Company’s Executive Chair and Chief Medical Officer, the historical compensation paid to the Company’s executive officers, the fact that the Company has historically not paid Dr. Yu his base salary on a consistent basis, or at all, and the Company’s current and expected cash position and the effect of the RSU Award on such position. The RSU Award will vest on July 1, 2025, subject to Dr. Yu’s continued service with the Company through such date and the other terms and conditions set forth in the RSU Agreement and the OneMedNet Corporation 2022 Equity Incentive Plan.

Item 7.01. Regulation FD Disclosure.

On October 2, 2024, the Company issued a press release announcing the Board composition changes described under Item 5.02. A copy of this press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2024

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer